EXHIBIT 99.1

EVLT Laser 2005
Variable Contribution Margin

2.5

750

   Physician Training

39.2

11,679

Total Variable Costs

60.8%

$18,125

Variable Contribution Margin

1.0

300

   Promotion

1.2

360

   Warranty

1.2

350

   Shipping

2.7

816

   Direct Labor

7.0

2,086

   Commissions

8.9

2,633

   Inventor Royalties

14.7

4,384

   Materials

100.0%

$29,804

D-15 Laser ASP

%

$/Unit